UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023
Astec Industries, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road, Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (423) 899-5898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Astec Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders on April 25, 2023 (the "Annual Meeting"). The following is a summary of the matters voted on at the meeting:

(a) The Company’s shareholders elected the four director nominees listed below for, in the case of Messrs. Gehl, Jain and van der Merwe, a term of three years, and in the case of Mr. Gliebe, a term of one year. The voting results were as follows:

	For	Withheld	Broker Non-Votes
William D. Gehl	14,837,477	1,350,246	1,086,949
Mark J. Gliebe	16,014,492	173,231	1,086,949
Nalin Jain	15,983,333	204,390	1,086,949
Jaco G. van der Merwe	15,971,517	216,206	1,086,949

(b) The Company’s shareholders, approved on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,753,130	421,975	12,618	1,086,949

(c) The Company’s shareholders, approved on an advisory basis, "one year" for the frequency with which shareholders will vote on a non-binding, advisory basis to approve the compensation of the Company’s named executive officers in future years. The voting results were as follows:

Votes For "One Year"	Votes For "Two Years"	Votes For "Three Years"	Abstain	Broker Non-Votes
14,682,398	11,206	1,482,928	11,191	1,086,949

In light of these voting results and consistent with the board of director’s recommendation in the Company’s proxy statement for the Annual Meeting, the Company will hold a non-binding, advisory vote on named executive officer compensation annually until the next required vote on the frequency of future non-binding, advisory votes on named executive officer compensation, which is required to occur no less frequently than every six years.

(d) The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year 2023. The voting results were as follows:

Votes For	Votes Against	Abstain
17,209,201	50,962	14,509

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astec Industries, Inc.

Date: May 1, 2023	By:	/s/ Anshu Pasricha
Anshu Pasricha
General Counsel, Corporate Secretary & Chief Compliance Officer